                                                                     Exhibit 4.2

            THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER HEREOF THAT (A) THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY

PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSORS NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.16 OF THE INDENTURE.

                                                           CUSIP No. 015351 AA 7
No. 001                                                             $110,550,000

                         ALEXION PHARMACEUTICALS, INC.

                 5 3/4% CONVERTIBLE SUBORDINATED NOTE DUE 2007

            ALEXION PHARMACEUTICALS, INC., a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ONE HUNDRED AND TEN MILLION FIVE HUNDRED AND FIFTY THOUSAND Dollars on March 15, 2007, and to pay interest thereon as provided on the reverse hereof on the principal sum, until the principal hereof and any unpaid and accrued interest is paid or duly provided for. The right to payment of principal, premium, if any, and interest is subordinated to the rights of Senior Indebtedness as set forth in the Indenture referred to on the reverse side hereof.

            Interest Payment Dates: March 15 and September 15, with the first payment to be made on September 15, 2000.

            Record Dates: March 1 and September 1.

            IN WITNESS WHEREOF, ALEXION PHARMACEUTICALS, INC. has caused this instrument to be duly signed.

                                        ALEXION PHARMACEUTICALS, INC.


                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Name:
                                            Title:


                                        By: /s/ B.P. Luke
                                            ------------------------------------
                                            Name:
                                            Title

Dated: March 8, 2000

TRUSTEE'S CERTIFICATE OF
   AUTHENTICATION

This is one of the Securities referred
to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee


By: /s/ Kathleen Perry
    ----------------------------------
            Authorized Officer

                         ALEXION PHARMACEUTICALS, INC.

                  5 3/4% CONVERTIBLE SUBORDINATED NOTE DUE 2007

            1. Interest. Alexion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year, with the first payment to be made on September 15, 2000. Interest on the Securities will accrue on the principal amount from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from March 8, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            2. Maturity. The Securities will mature on March 15, 2007 unless earlier convened, redeemed or repurchased pursuant to the terms hereof and the Indenture.

            3. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable interest payment date except that
(i) interest payable upon redemption or repurchase, unless the date of redemption or repurchase is an interest payment date, will be payable to the Person to whom the principal is payable and (ii) in the case of any Security or portion of any Security that is converted into Common Stock during the period from, but excluding, a record date for any interest payment date to, but excluding, that interest payment date either (A) if the Security, or portion of the Security, has been called for redemption on a redemption date that occurs during that period, or is to be repurchased on a Repurchase Date that occurs during that period, the Company will not be required to pay interest on that interest payment date in respect of any Security, or portion of any Security, that is so redeemed or repurchased; or (B) if otherwise, any Security or portion of any Security that is not called for redemption but is submitted for conversion during that period must be accompanied by funds equal to the interest payable on that interest payment date on the principal amount so converted. Holders must surrender Securities to a Paying Agent to collect the principal payments. The Company will pay the principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender. Principal and interest may, at the Company's option, be paid either (i) by check mailed to the address of the Person entitled to the interest as it appears in the register kept by the Registrar (provided (a) payments to the Depository will be made by wire transfer of immediately available funds to the account of the Depository or its nominee and (b) a Holder with an aggregate principal amount of Securities in excess of $10 million will, at the written election of the Holder, filed on or before the relevant record date with the Trustee, be paid by wire transfer in immediately available funds); or (ii) by transfer to an account maintained by that Person located in the U.S.

            4. Paying Agent, Registrar, Conversion Agent. Initially, The Chase Manhattan Bank (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice. The Company may act in any such capacity.

            5. Indenture. The Company issued the Securities under an Indenture dated as of March 8, 2000 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "Act") as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of such terms. The Securities are general unsecured subordinated obligations of the Company limited to a maximum of $120,000,000 aggregate principal amount (plus such additional amount (up to an aggregate of $30,000,000) purchased by the Initial Purchasers pursuant to the option described in Section 2.02), except as otherwise provided in the Indenture (except for Securities issued in substitution for destroyed, mutilated, lost or stolen Securities). Tens used herein which are defined in the Indenture have the meanings assigned to them in the Indenture.

            6. Optional Redemption by the Company. At any time on or after March 20, 2003, the Company may redeem the Securities on at least 30 days' notice as a whole or, from time to time, in part at the following prices, expressed as a percentage of the principal amount, together with accrued interest to, but excluding, the date fixed for redemption:

                                                                      Redemption
Period                                                                   Price
------                                                                ----------
Beginning March 20, 2003 and ending on March 14, 2004                  103.286%
Beginning March 15, 2004 and ending on March 14, 2005                  102.464%
Beginning March 15, 2005 and ending on March 14, 2006                  101.643%
Beginning March 15, 2006 and ending on March 14, 2007                  100.822%

and 100% on March 15, 2007. Any accrued interest becoming due on the date fixed for redemption will be payable to the holders of record on the relevant record date of the Securities being redeemed.

            7. Notice of Redemption. Notice of redemption pursuant to paragraph 6 will be mailed at least 30 days before the redemption date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000 principal amount. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption.

            8. Repurchase at Option of Holder. Pursuant to Section 3.07 of the Indenture within 15 days after a Repurchase Event occurs, the Company is required to give notice of the Repurchase Event to the Holders. Each Holder has he right, at its option, to require the Company to repurchase all or any portion of the Securities 40 days after the notice of repurchase event is mailed. The Repurchase Price will be 105% of the principal amount of the Securities submitted for repurchase, plus accrued and unpaid interest to, but excluding, the Repurchase Date. If a Repurchase Date is an interest payment date, then the interest payable on that date will be paid to the holder of record on the relevant record date. Subject to the conditions of Section 3.07 of the Indenture, the Company, at its option, instead of paying the Repurchase Price in cash, may pay the Repurchase Price in Common Stock, valued at 95% of the average of the Closing Prices for the five Trading Days immediately before and including the third Trading Day preceding the Repurchase Date.

            9. Conversion. A Holder of a Security may convert the principal of such Security into Common Stock at any time after the date of original issuance of the Security to the close of business on the business day prior to March 15, 2007, or (x) if the Security is called for redemption by the Company, the Holder may convert it at any time before the close of business on the date that is one business day before the date fixed for such redemption, or (y) if the Security is to be repurchased by the Company pursuant to paragraph 8 hereof, the Holder may convert it at any time before the close of business on the date that is one business day before the date fixed for such repurchase. The initial Conversion Price is $106.425 per share of Common Stock, subject to adjustment in certain circumstances as set forth in Section 10.06 of the Indenture. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the Conversion Price in effect on the conversion date and round the result to the nearest 1/100th share. The Company is not required to issue fractional shares of Common Stock upon conversion and, instead, will pay a cash amount as provided in Section 10.03 of the Indenture. Except as provided in Article Ten of the Indenture, no payment or adjustment for the principal of, premium, if any, interest on or liquidated damages with respect to, the Securities or for dividends on any Common Stock will be made. If a Holder surrenders a Security for conversion between the record date for the payment of interest and the next interest payment date, such Security, when surrendered for conversion, must be accompanied by payment of an amount equal to the interest thereon which the registered Holder on such record date is to receive. A Security which the Holder has elected to be repurchased may be converted only if the Holder withdraws its election to have such Security repurchased in accordance with the terms of the Indenture before the close of business on the business day prior to the Repurchase Date.

            To convert a Security a Holder must (1) complete and sign the Conversion Notice, with appropriate signature guarantee, on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, (4) pay the amount of interest, if any, the Holder may be paid as provided in the last sentence of the above paragraph and (5) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 principal amount or a whole multiple of $1,000 principal amount.

            Any shares issued upon conversion of a Security shall bear the Private Placement Legend until after the second anniversary of the later of the issue date for the Securities and the last date on which the Company or any Affiliate of the Company was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws as set forth in the Opinion of Counsel delivered to the Conversion Agent, unless otherwise agreed by the Company and the Holder thereof).

            10. Subordination. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness. Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

            11. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for redemption in whole or in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before the mailing of a notice of redemption of the Securities selected to be redeemed.

            12. Persons Deemed Owners. The registered Holder of a Security may be treated as the owner of such Security for all purposes.

            13. Merger or Consolidation. The Company shall not consolidate with, or merge into, or transfer or lease all or substantially all of its assets to, any Person unless, among other things, the Person is organized under the laws of the United States, any State thereof or the District of Columbia and such Person assumes by supplemental indenture all the obligations of the Company under the Securities, the Indenture and the Registration Rights Agreement and after giving effect to the transaction no Default or Event of Default exists.

            Notwithstanding the foregoing, any subsidiary of the Company may consolidate with, merge into or transfer all or part of its properties and assets to the Company or any other subsidiary or subsidiaries of the Company.

            14. Amendments, Supplements and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default may be waived with the consent of the Holders outstanding. Without notice to or the consent of any Holder, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Securities in addition to certificated Securities, to comply with Sections 5.01 and 10.07 of the Indenture or to make any change that does not adversely affect the rights of any Holder.

            15. Defaults and Remedies. An Event of Default includes the occurrence of any or the following: default in payment of the principal of or any premium on the Securities; default for 30 days in payment of interest; failure by the Company for 90 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; and certain events of bankruptcy or insolvency. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may declare all the Securities to be due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

            16. Registration Rights. The Holders are entitled to shelf registration rights as set forth in the Registration Rights Agreement. The Holders shall be entitled to receive liquidated damages in certain circumstances, all as set forth in the Registration Rights Agreement.

            17. Trustee Dealings with Company. The Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

            18. No Recourse Against Others. No past, present or future director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

            19. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            20. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

            THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

                      ALEXION PHARMACEUTICALS, INC.
                      25 SCIENCE PARK
                      NEW HAVEN, CONNECTICUT 06511
                      ATTENTION: PRESIDENT

                              [FORM OF ASSIGNMENT]

I or we assign to

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER

_________________________________________________

________________________________________________________________________________
(please print or type name and address)

________________________________________________________________________________

________________________________________________________________________________
the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints

________________________________________________________________________________
attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Dated:_____________________________     ________________________________________
                                        NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.

Signature Guarantee:____________________________________________________________

            (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

            In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall have been suspended or terminated at the date of the transfer) and (ii) March 7, 2002 the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with transfer:

                                   [Check One]

(1) _____   to the Company or a subsidiary thereof; or

(2) _____   pursuant to and in compliance with Rule 144A under the Securities
            Act of 1933, as amended; or

(3) _____   to an institutional "accredited investor" (as defined in Rule
            501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4) _____   outside the United States to a "foreign purchaser" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(5) _____   pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(6) _____   pursuant to an effective registration statement under the Securities
            Act of 1933, as amended; or

(7) _____   pursuant to another available exemption from the registration statement requirements of the Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

            |_| The transferee is an Affiliate of the Company.

(If the Security is transferred to an Affiliate, the restrictive legend must remain on the Security for two years following the date of the transfer).

            Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if item
(3),(4),(5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

            If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated: ___________________________      Signed:_________________________________
                                              (Sign exactly as name appears on
                                              the other side of this Security)

Signature Guarantee:____________________________________________________________

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ____________________________     ________________________________________
                                        NOTICE: To be executed by an
                                                executive officer

                                CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box:

|_|

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

$_______________________________________________________________________________

If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________________________________________________
(Insert other person's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type other person's name, address and zip code)

________________________________________________________________________________

Date:______________ Signature(s): ___________________________________


                             ___________________________________________________
                             (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Signature(s) guaranteed by: ____________________________________________________
                            (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                    OPTION OF HOLDER TO ELECT PURCHASE NOTICE

            If you want to elect to have this Security purchased by the Company pursuant to Section 3.07 of the Indenture, check the box: |_|

            If you want to elect to have only part of this Security purchased by the Company pursuant to Section 3.07 of the Indenture, state the principal amount:

                  $___________________________________________
                       (in an integral multiple of $1,000)

Date:____________________               Signature(s): __________________________


                                        ________________________________________
                                        (Sign exactly as your name(s) appear(s)
                                        on the other side of this Security)


Signature(s) guaranteed by:             ________________________________________
                                        (Signatures must be guaranteed by an
                                        "eligible guarantor institution" meeting
                                        the requirements of the Registrar, which
                                        requirements include membership or
                                        participation in the Security Transfer
                                        Agent Medallion Program ("STAMP") or
                                        such other "signature guarantee program"
                                        as may be determined by the Registrar in
                                        addition to, or in substitution for,
                                        STAMP, all in accordance with the
                                        Securities Exchange Act of 1934, as
                                        amended.)

            THIS SECURITY (OR ITS PREDECESSOR) WAS 0RIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

            THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER HEREOF THAT (A) THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
(I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

            THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY

PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.16 OF THE INDENTURE.

                                                           CUSIP No. U01409 AA 6
No. 002                                                               $9,450,000

                          ALEXION PHARMACEUTICALS, INC.

                 5 3/4% CONVERTIBLE SUBORDINATED NOTE DUE 2007

            ALEXION PHARMACEUTICALS, INC., a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of NINE MILLION FOUR HUNDRED AND FIFTY THOUSAND Dollars on March 15, 2007, and to pay interest thereon as provided on the reverse hereof on the principal sum, until the principal hereof and any unpaid and accrued interest is paid or duly provided for. The right to payment of principal, premium, if any, and interest is subordinated to the rights of Senior Indebtedness as set forth in the Indenture referred to on the reverse side hereof.

            Interest Payment Dates: March 15 and September 15, with the first payment to be made on September 15, 2000.

Record Dates: March 1 and September 1.

            IN WITNESS WHEREOF, ALEXION PHARMACEUTICALS, INC. has caused this instrument to be duly signed.

                                        ALEXION PHARMACEUTICALS


                                        By: /s/ David Keiser
                                           -------------------------------------
                                           Name:
                                           Title:


                                        By: /s/ B.P. Luke
                                           -------------------------------------
                                           Name:
                                           Title:

Dated:March 8, 2000

TRUSTEE'S CERTIFICATE OF
  AUTHENTICATION

This is one of the Securities referred
to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee


By: /s/ Kathleen Perry
   --------------------------------
         Authorized Office

                          ALEXION PHARMACEUTICALS, INC.

                  5 3/4% CONVERTIBLE SUBORDINATED NOTE DUE 2007

            1. Interest. Alexion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semi-annually in arrears on March 15 and September 15 of each year, with the first payment to be made on September 15, 2000. Interest on the Securities will accrue on the principal amount from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from March 8, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            2. Maturity. The Securities will mature on March 15, 2007 unless earlier convened, redeemed or repurchased pursuant to the terms hereof and the Indenture.

            3. Method of Payment. The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date set forth on the face of this Security next preceding the applicable interest payment date except that
(i) interest payable upon redemption or repurchase, unless the date of redemption or repurchase is an interest payment date, will be payable to the Person to whom the principal is payable and (ii) in the case of any Security or portion of any Security that is convened into Common Stock during the period from, but excluding, a record date for any interest payment date to, but excluding, that interest payment date either (A) if the Security, or portion of the Security, has been called for redemption on a redemption date that occurs during that period, or is to be repurchased on a Repurchase Date that occurs during that period, the Company will not be required to pay interest on that interest payment date in respect of any Security, or portion of any Security, that is so redeemed or repurchased; or (B) if otherwise, any Security or portion of any Security that is not called for redemption but is submitted for conversion during that period must be accompanied by finds equal to the interest payable on that interest payment date on the principal amount so convened. Holders must surrender Securities to a Paying Agent to collect the principal payments. The Company will pay the principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender. Principal and interest may, at the Company's option, be paid either (i) by check mailed to the address of the Person entitled to the interest as it appears in the register kept by the Registrar (provided (a) payments to the Depository will be made by wire transfer of immediately available funds to the account of the Depository or its nominee and (b) a Holder with an aggregate principal amount of Securities in excess of $10 million will, at the written election of the Holder, filed on or before the relevant record date with the Trustee, be paid by wire transfer in immediately available funds); or (ii) by transfer to an account maintained by that Person located in the U.S.

            4. Paying Agent, Registrar, Conversion Agent. Initially, The Chase Manhattan Bank (the "Trustee") will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice. The Company may act in any such capacity.

            5. Indenture. The Company issued the Securities under an Indenture dated as of March 8, 2000 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "Act") as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of such terms. The Securities are general unsecured subordinated obligations of the Company limited to a maximum of $120,000,000 aggregate principal amount (plus such additional amount (up to an aggregate of $30,000,000) purchased by the Initial Purchasers pursuant to the option described in Section 2.02), except as otherwise provided in the Indenture (except for Securities issued in substitution for destroyed, mutilated, lost or stolen Securities). Terms used herein which are defined in the Indenture have the meanings assigned to them in the Indenture.

            6. Optional Redemption by the Company. At any time on or after March 20, 2003, the Company may redeem the Securities on at least 30 days' notice as a whole or, from time to time, in part at the following prices, expressed as a percentage of the principal amount, together with accrued interest to, but excluding, the date fixed for redemption:

                                                                    Redemption
Period                                                                Price
------                                                              ----------

Beginning March 20, 2003 and ending on March 14, 2004                103.286%
Beginning March 15, 2004 and ending on March 14, 2005                102.464%
Beginning March 15, 2005 and ending on March 14, 2006                101.643%
Beginning March 15, 2006 and ending on March 14, 2007                100.822%

and 100% on March 15, 2007. Any accrued interest becoming due on the date fixed for redemption will be payable to the holders of record on the relevant record date of the Securities being redeemed.

            7. Notice of Redemption. Notice of redemption pursuant to paragraph 6 will be mailed at least 30 days before the redemption date to each Holder of Securities to be redeemed at its registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000 principal amount. On and after the redemption date interest ceases to accrue on Securities or portions of them called for redemption.

            8. Repurchase at Option of Holder. Pursuant to Section 3.07 of the Indenture within 15 days after a Repurchase Event occurs, the Company is required to give notice of the Repurchase Event to the Holders. Each Holder has the right, at its option, to require the Company to repurchase all or any portion of the Securities 40 days after the notice of repurchase event is mailed. The Repurchase Price will be 105% of the principal amount of the Securities submitted for repurchase, plus accrued and unpaid interest to, but excluding, the Repurchase Date. If a Repurchase Date is an interest payment date, then the interest payable on that date will be paid to the holder of record on the relevant record date. Subject to the conditions of Section 3.07 of the Indenture, the Company, at its option, instead of paying the Repurchase Price in cash, may pay the Repurchase Price in Common Stock, valued at 95% of the average of the Closing Prices for the five Trading Days immediately before and including the third Trading Day preceding the Repurchase Date.

            9. Conversion. A Holder of a Security may convert the principal of such Security into Common Stock at any time after the date of original issuance of the Security to the close of business on the business day prior to March 15, 2007, or (x) if the Security is called for redemption by the Company, the Holder may convert it at any time before the close of business on the date that is one business day before the date fixed for such redemption, or (y) if the Security is to be repurchased by the Company pursuant to paragraph 8 hereof, the Holder may convert it at any time before the close of business on the date that is one business day before the date fixed for such repurchase. The initial Conversion Price is $106.425 per share of Common Stock, subject to adjustment in certain circumstances as set forth in Section 10.06 of the Indenture. To determine the number of shares issuable upon conversion of a Security, divide the principal amount to be converted by the Conversion Price in effect on the conversion date and round the result to the nearest 1/100th share. The Company is not required to issue fractional shares of Common Stock upon conversion and, instead, will pay a cash amount as provided in Section 10.03 of the Indenture. Except as provided in Article Ten of the Indenture, no payment or adjustment for the principal of, premium, if any, interest on or liquidated damages with respect to, the Securities or for dividends on any Common Stock will be made. If a Holder surrenders a Security for conversion between the record date for the payment of interest and the next interest payment date, such Security, when surrendered for conversion, must be accompanied by payment of an amount equal to the interest thereon which the registered Holder on such record date is to receive. A Security which the Holder has elected to be repurchased may be converted only if the Holder withdraws its election to have such Security repurchased in accordance with the terms of the Indenture before the close of business on the business day prior to the Repurchase Date.

            To convert a Security a Holder must (1) complete and sign the Conversion Notice, with appropriate signature guarantee, on the back of the Security, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Registrar or Conversion Agent, (4) pay the amount of interest, if any, the Holder may be paid as provided in the last sentence of the above paragraph and (5) pay any transfer or similar tax if required. A Holder may convert a portion of a Security if the portion is $1,000 principal amount or a whole multiple of $ 1,000 principal amount.

            Any shares issued upon conversion of a Security shall bear the Private Placement Legend until after the second anniversary of the later of the issue date for the Securities and the last date on which the Company or any Affiliate of the Company was the owner of such shares or the Security (or any predecessor security) from which such shares were converted (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder) (or such longer period of time as may be required under the Securities Act or applicable state securities laws as set forth in the Opinion of Counsel delivered to the Conversion Agent, unless otherwise agreed by the Company and the Holder thereof).

            10. Subordination. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness. Each Holder by accepting a Security agrees to such subordination and authorizes the Trustee to give it effect.

            11. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Registrar need not exchange or register the transfer of any Security selected for redemption in whole or in part. Also, it need not exchange or register the transfer of any Securities for a period of 15 days before the mailing of a notice of redemption of the Securities selected to be redeemed.

            12. Persons Deemed Owners. The registered Holder of a Security may be treated as the owner of such Security for all purposes.

            13. Merger or Consolidation. The Company shall not consolidate with, or merge into, or transfer or lease all or substantially all of its assets to, any Person unless, among other things, the Person is organized under the laws of the United States, any State thereof or the District of Columbia and such Person assumes by supplemental indenture all the obligations of the Company under the Securities, the Indenture and the Registration Rights Agreement and after giving effect to the transaction no Default or Event of Default exists.

            Notwithstanding the foregoing, any subsidiary of the Company may consolidate with, merge into or transfer all or part of its properties and assets to the Company or any other subsidiary or subsidiaries of the Company.

            14. Amendments, Supplements and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or the consent of any Holder, the Indenture or the Securities may be amended or supplemented to cure any ambiguity, omission, defect or inconsistency, to provide for uncertificated Securities in addition to certificated Securities, to comply with Sections 5.01 and 10.07 of the Indenture or to make any change that does not adversely affect the rights of any Holder.

            15. Defaults and Remedies. An Event of Default includes the occurrence of any or the following: default in payment of the principal of or any premium on the Securities; default for 30 days in payment of interest; failure by the Company for 90 days after notice to it to comply with any of its other agreements in the Indenture or the Securities; and certain events of bankruptcy or insolvency. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may declare all the Securities to be due and payable. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

            16. Registration Rights. The Holders are entitled to shelf registration rights as set forth in the Registration Rights Agreement. The Holders shall be entitled to receive liquidated damages in certain circumstances, all as set forth in the Registration Rights Agreement.

            17. Trustee Dealings with Company. The Trustee under the Indenture, or any banking institution serving as successor Trustee thereunder, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

            18. No Recourse Against Others. No past, present or future director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

            19. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            20. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

            THE COMPANY WILL FURNISH TO ANY SECURITYHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

                      ALEXION PHARMACEUTICALS, INC.
                      25 SCIENCE PARK
                      NEW HAVEN, CONNECTICUT 06511
                      ATTENTION: PRESIDENT

                              [FORM OF ASSIGNMENT]

I or we assign to

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER

_________________________________________________

________________________________________________________________________________
(please print or type name and address)

________________________________________________________________________________

________________________________________________________________________________
the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints

________________________________________________________________________________
attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Dated:_____________________________     ________________________________________
                                        NOTICE: The signature on this assignment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatsoever and be guaranteed by the endorser's bank or broker.

Signature Guarantee:____________________________________________________________

            (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

            In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act") covering resales of this Security (which effectiveness shall have been suspended or terminated at the date of the transfer) and (ii) March 7, 2002 the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with transfer:

                                   [Check One]

(1) _____   to the Company or a subsidiary thereof; or

(2) _____   pursuant to and in compliance with Rule 144A under the Securities
            Act of 1933, as amended; or

(3) _____   to an institutional "accredited investor" (as defined in Rule
            501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4) _____   outside the United States to a "foreign purchaser" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(5) _____   pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(6) _____   pursuant to an effective registration statement under the Securities
            Act of 1933, as amended; or

(7) _____   pursuant to another available exemption from the registration statement requirements of the Securities Act of 1933, as amended.

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

            |_| The transferee is an Affiliate of the Company.

(If the Security is transferred to an Affiliate, the restrictive legend must remain on the Security for two years following the date of the transfer).

            Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if item
(3),(4),(5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

            If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.16 of the Indenture shall have been satisfied.

Dated: ___________________________      Signed:_________________________________
                                              (Sign exactly as name appears on
                                              the other side of this Security)

Signature Guarantee:____________________________________________________________

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ____________________________     ________________________________________
                                        NOTICE: To be executed by an
                                                executive officer

                                CONVERSION NOTICE

To convert this Security into Common Stock of the Company, check the box:

|_|

To convert only part of this Security, state the principal amount to be converted (must be in multiples of $1,000):

$_______________________________________________________________________________

If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________________________________________________
(Insert other person's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type other person's name, address and zip code)

Date:______________ Signature(s): ___________________________________


                             ___________________________________________________
                             (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Signature(s) guaranteed by: ____________________________________________________
                            (Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                    OPTION OF HOLDER TO ELECT PURCHASE NOTICE

            If you want to elect to have this Security purchased by the Company pursuant to Section 3.07 of the Indenture, check the box: |_|

            If you want to elect to have only part of this Security purchased by the Company pursuant to Section 3.07 of the Indenture, state the principal amount:

                  $___________________________________________
                       (in an integral multiple of $1,000)

Date:____________________               Signature(s): __________________________


                                        ________________________________________
                                        (Sign exactly as your name(s) appear(s)
                                        on the other side of this Security)


Signature(s) guaranteed by:             ________________________________________
                                        (Signatures must be guaranteed by an
                                        "eligible guarantor institution" meeting
                                        the requirements of the Registrar, which
                                        requirements include membership or
                                        participation in the Security Transfer
                                        Agent Medallion Program ("STAMP") or
                                        such other "signature guarantee program"
                                        as may be determined by the Registrar in
                                        addition to, or in substitution for,
                                        STAMP, all in accordance with the
                                        Securities Exchange Act of 1934, as
                                        amended.)